UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2023

Commission File No. 001-12257

 MERCURY GENERAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

California		95-2211612
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

4484 Wilshire Boulevard
Los Angeles,	California	90010
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (323) 937-1060
____________________

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MCY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 13, 2023, Mercury General Corporation (the "Company") announced that the Board of Directors of the Company (the “Board”) appointed Victor Joseph, age 37, as a director of the Company effective January 1, 2024 and that he was promoted to the position of President & Chief Operating Officer (President & COO) also effective January 1, 2024. Victor Joseph was not appointed to any committees of the Board. As a member of the Board, Victor Joseph is eligible to participate in the Company’s director compensation program, pursuant to which each member of the Board receives a quarterly retainer equal to $7,500 and a per meeting fee equal to $7,500 for each meeting attended in person or telephonically lasting more than one hour and $500 for each meeting attended in person or telephonically lasting less than one hour, as well as reimbursement for any out-of-pocket expenses incurred in attending such meetings.

There are no other understandings or arrangements between Victor Joseph or any other person and the Company or any of its subsidiaries pursuant to which Victor Joseph was appointed to serve as a director of the Company. Victor Joseph is son of George Joseph, Chairman of the Board and Vicky Wai Yee Joseph, a director of the Company. There are no transactions between Victor Joseph or any of his immediate family members and the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K.

Victor Joseph has held his current position of Executive Vice President & Chief Operating Officer (EVP & COO) since 2022. As President & COO, Victor Joseph will continue to report directly to Gabriel Tirador, Chief Executive Officer. Victor Joseph has been employed by the Company since 2009, and worked as an Underwriter from 2009 to 2010, a Casualty Adjuster from 2010 to 2011, a Business Process Analyst from 2011 to 2015, a Product Analyst from 2015 to 2016, an Assistant Manager of Field Product Management from 2016 to 2017, and Vice President & Chief Underwriting Officer from 2017 to 2021.

Item 7.01. Regulation FD Disclosure

On December 13, 2023, the Company issued a press release announcing its leadership changes. A copy of the press release is attached hereto as Exhibit 99.1. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release, dated December 13, 2023, issued by Mercury General Corporation, furnished and not filed pursuant to Instruction B.2 of Form 8-K.

104. Cover page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2023	MERCURY GENERAL CORPORATION

	By:	/s/ THEODORE STALICK
	Name:	Theodore Stalick
	Its:	Chief Financial Officer